                                                                    Exhibit 10.1

                              CONSULTING AGREEMENT


         THIS AGREEMENT made and entered into this 1st day of January 2008 by and between Magnum D'or Resources, Inc., (hereinafter Company"), a Nevada Corporation and Chad A. Curtis (hereinafter "Consultant).

            Whereas, the Consultant has been the driving force in creating a Business Model which will insure the growth of the Company in the field of Waste Management; and

         Whereas, the Consultant, through perseverance and ingenuity, has structured the company receiving the exclusive licensing agreements with Spreelast AG and has been the driving force in the creation of an independent Board of Directors, all of whom have extensive backgrounds in both public and private endeavors; and

         Whereas the Board of Directors of the Company (the "Board") and Consultant each desires that Consultant continue to furnish services to the Company on the terms and conditions hereinafter set forth; and


         WHEREAS, the Company has entered into an exclusive licensing agreement with Spreelast AG; and

         WHEREAS the Consultant is ready, willing, and able to continue to provide consulting assistance designed to grow the Company and is willing and able to assist management in analyzing potential acquisition candidates as well as to design the methodology for such acquisition and negotiate the terms thereof; and

         WHEREAS, Company, in reliance on Consultant's representations, is willing to engage Consultant as an independent contractor, and not as an employee, on the terms and conditions set forth herein;

         NOW THEREFORE, in consideration of the obligations herein made and undertaken, the parties, intending to be legally bound, covenant and agree as follows:

                                    ARTICLE 1


                             SERVICES TO BE RENDERED


1.1 Consultant shall provide consulting services, on a non-exclusive basis, to the Company as are more fully described in Exhibit A attached hereto. Consultant shall also prepare and submit such further reports of performance and its progress as Company may reasonably request from time to time.

1.2 Consultant shall provide and make available to Company such resources as shall be necessary to perform the services called for by this Agreement.


1.3 Anything herein to the contrary notwithstanding, the parties hereby acknowledge and agree that Company shall have no right to control the manner, means, or method by which Consultant performs the services called for by this Agreement. Rather, Company shall be entitled only to direct Consultant with respect to the elements of the services to be performed by Consultant and the intended results Company desires to obtain

                                    ARTICLE 2


                                 AGREEMENT TERM


2.1 The term of Consultant's employment under this Agreement shall be for a period of five (5) years, commencing on January 1, 2008and ending on December 31, 2012, unless further extended or sooner terminated as hereinafter provided ("Term"). On December 31st , 2012 and on the last day of December 31st of each five year period thereafter, the Term shall be automatically extended for five (5) years, so that at all times, the Term on each December 31st during the duration of this Agreement shall be an unexpired period of five (5) years. The last day of the Terms, as from time to time extended, is hereinafter referred to as the "Expiration Date." The Company or Consultant may elect to terminate the automatic extension of the Term set forth in this section by giving written notice of such election at least 30 days prior to the Expiration Date. Upon the giving of such notice, Consultant's employment under this Agreement shall terminate on the Expiration Date (as last extended).


2.2 This Agreement may be terminated by either party upon 30 days' prior written notice, if the other party breaches any term hereof and the breaching party fails to cure such breach within the 10 day period; provided that, notwithstanding the foregoing, the cure period for any failure of Company to pay fees and charges due hereunder shall be 5 days from the date of receipt by Company of any notice of breach relating thereto.


2.3 Within 10 days of termination of this Agreement for any reason, Consultant shall submit to Company an itemized invoice expenses theretofore accrued under this Agreement. Company, upon payment of accrued amounts so invoiced, and the Termination Fees set forth in ss.
         3.2 below shall thereafter have no further liability or obligation to Consultant whatsoever for any further fees, expenses, or other payment.

                                    ARTICLE 3


                            COMPENSATION AND PAYMENT


3.1 In consideration of the services to be performed by Consultant, Company shall pay the Consultant the sum of $10,000.US per month, the first payment commencing on the 1st day of January 2008 and monthly thereafter during the term of this agreement.

3.2 As additional consideration for the services rendered and to be rendered hereunder the Company shall, upon the signing of the exclusive licensing agreement with Spreelast AG, issue 250,000 shares per quarter (1,000,000 annually) shares of its Common Stock, registered under Form S-8, to the Consultant, in order to insure his availability to the Company.

3.3 In addition to the foregoing, Company shall pay Consultant his actual out-of- pocket expenses THAT are reasonable and necessary for Consultant to incur in furtherance of its performance hereunder. Consultant agrees to provide Company with access to such original receipts, ledgers, and other records as may be reasonably appropriate for Company or its accountants to verify the amount and nature of any such expenses..

3.4 From time to time, during the term of this agreement, the Company may request that the Consultant assist the Company in procuring funding, in the form of equity and/or debt, for the Company. In such event, the Consultant shall be entitled to such additional compensation as may be agreed to, in writing, between the Company and the Consultant, prior to the rendition of such services.

3.5 In the event the Company fails, for any reason whatsoever, to announce its exclusive licensing agreement with Spreelast AG, this agreement shall be deemed terminated effective as of the date the transaction between Spreelast AG and the Company is deemed terminated. Upon completion, however, of the Exclusive Licensing Agreement with Spreelast AG, this agreement may only be terminated by the Company upon payment of an amount equal to 50% of the remaining payments due or to become due to Consultant under ss.3.1 hereunder

                                    ARTICLE 4


                            CONFIDENTIAL INFORMATION


4.1 Consultant acknowledges that in order to perform the services called for in this Agreement, it shall be necessary for Company and possible affiliates, to disclose to Consultant certain Trade Secret(s) that have been developed by Company and Terra at great expense and that have required considerable effort of skilled professionals. Consultant agrees that it shall not disclose, transfer, use, copy, or allow access to any such Trade Secrets to any employees or to any third parties, excepting those who have a need to know such Trade Secrets consistent with the requirements of this Agreement and who have undertaken an obligation of confidentiality and limitation of use. In no event shall Consultant disclose any such Trade Secrets to any competitors of Company.

4.2 As used herein, the term "Trade Secret(s)" shall mean any scientific or technical data, information, design, process, procedure, formula, or improvement that is commercially valuable to Company and not generally known in the industry. The obligations set forth in Article 4.1 as they pertain to Trade Secret(s) shall survive this Agreement and continue for so long as the material remains a Trade Secret(s).

                                    ARTICLE 5


                                AGREEMENT PRIVACY


5.1 For a period of 2 years from the date of termination of this Agreement, Consultant shall not disclose the nature of the effort undertaken for Company or the terms of this Agreement to any other person or entity, except as may be necessary to fulfill Consultant's obligations hereunder.

5.2 Consultant shall not at any time use Company's name or any Company trademark(s) or trade name(s) in any advertising or publicity without the prior written consent of Company.

                                    ARTICLE 6



                                 INDEMNIFICATION


6.1 Consultant hereby indemnities and agrees to hold harmless Company from and against any and all claims, demands, and actions, and any liabilities, damages, or expenses resulting there from, including court costs and reasonable attorney fees, arising out of or relating to the services performed by Consultant hereunder or the warranties made by Consultant. Consultant's obligations under this Article 8.1 shall survive the termination of this Agreement for any reason. Company agrees to give Consultant prompt notice of any such claim, demand, or action and shall, to the extent Company is not adversely affected, cooperate fully with Consultant in the defense and settlement thereof.


                                    ARTICLE 7


                                  MISCELLANEOUS


7.1 Consultant shall not assign, transfer, or subcontract this Agreement or any of its obligations hereunder without the prior written consent of Company; provided, however, that Consultant may assign its right to receive payments hereunder to such third parties as Consultant may designate upon advance written notice to Company of not less than 5 days.

7.2 This Agreement shall be governed and construed in all respects in accordance with the substantive laws of the State of Florida.

7.3 The parties are and shall be independent contractors to one another, and nothing herein shall be deemed to cause this Agreement to create an agency, partnership, or joint venture between the parties. Except as expressly provided in this Agreement, Company shall not be liable for any debts, accounts, obligations, or other liabilities whatsoever of Consultant, including (without limitation) Consultant's obligation to withhold Social Security and income taxes for itself or any of its employees.

7.4 All remedies available to either party for one or more breaches by the other party are and shall be deemed cumulative and may be exercised separately or concurrently without waiver of any other remedies. The failure of either party to act on a breach of this Agreement by the other shall not be deemed a waiver of such breach or a waiver of future breaches, unless such waiver shall be in writing and signed by the party against whom enforcement is sought.

7.5 All notices required or permitted hereunder shall be in writing addressed to the respective parties as set forth herein, unless another address shall have been designated, and shall be delivered by hand or by registered or certified mail, postage prepaid.

7.6 This Agreement constitutes the entire agreement of the parties hereto and supersedes all prior representations, proposals, discussions, and communications, whether oral or in writing. This Agreement may be modified only in writing and shall be enforceable in accordance with its terms when signed by the party sought to be bound.


         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives, on the date and year first above written.


                                        Magnum D'or Resources, Inc.

                                     By:  /s/ Joseph J. Glusic

                                         ------------------------------------

                                         Joseph J. Glusic

                                         Title: Chief Executive Officer and
                                                President

                                     By: /s/ Chad A. Curtis

                                         ------------------------------------

                                         Chad A. Curtis

                                         Title: Consultant

                                    EXHIBIT A
                                    ---------


                      SERVICES TO BE RENDERED BY CONSULTANT
                      -------------------------------------


                  The Consultant in accordance with the Consulting Agreement, to which this Schedule A is made a part hereof, shall perform the following services on behalf of Magnum D'or Resources, Inc, and any subsidiaries thereof or affiliates:



1. The Consultant shall act as the Company's direct liaison with Shareholders, Brokerage firms and others generally interested in the securities of the Company. The Consultant shall assist the Company in the preparation of "investor packages", web-site updates and Company investor conference calls. In no way is this to be construed as investor "awareness" programs or promotion of the stock.


2. The Consultant will assist Management and other Company Consultants in the preparation of presentations or financial data necessary to obtain additional funding that may be required to execute the Company's business plan. In furtherance with those efforts, the Consultant will assist Management in the preparation of such documents and other informational data as shall reasonable be required by potential investors or lenders.


3. It is the Company's intention to expand the business of the Company and its subsidiaries by either opening Company Plants in the United States and Canada or sub- licensing third parties to do so. The Consultant, when requested, shall not only solicit potential sub- licensees but will assist the Company, to the extent reasonably requested by the Company, in locating areas in which to build plants, meeting with State and local authorities in connection with such efforts and performing such additional services as may be reasonably requested in connection therewith.


4. The Consultant shall perform such other lawful and reasonable services as, from time to time, may be requested by the Company.

                              CONSULTING AGREEMENT


         THIS AGREEMENT made and entered into this 30th day of September 2007 by and between Magnum D'or Resources, Inc., (hereinafter Company"), a Nevada Corporation and Chad A. Curtis (hereinafter "Consultant).


         Whereas, the Consultant has been the driving force in creating a Business Model which will insure the growth of the Company in the field of Waste Management; and

         Whereas, the Consultant, through perseverance and ingenuity, has structured the company receiving the exclusive licensing agreements with Spreelast AG and has been the driving force in the creation of an independent Board of Directors, all of whom have extensive backgrounds in both public and private endeavors; and

         Whereas the Board of Directors of the Company (the "Board") and Consultant each desires that Consultant continue to furnish services to the Company on the terms and conditions hereinafter set forth; and


         WHEREAS, the Company has entered into an exclusive licensing agreement with Spreelast AG; and



         WHEREAS the Consultant is ready, willing, and able to continue to provide consulting assistance designed to grow the Company and is willing and able to assist management in analyzing potential acquisition candidates as well as to design the methodology for such acquisition and negotiate the terms thereof; and



         WHEREAS, Company, in reliance on Consultant's representations, is willing to engage Consultant as an independent contractor, and not as an employee, on the terms and conditions set forth herein;



         NOW THEREFORE, in consideration of the obligations herein made and undertaken, the parties, intending to be legally bound, covenant and agree as follows:


                                    ARTICLE 1


                             SERVICES TO BE RENDERED


1.1 Consultant shall provide consulting services, on a non-exclusive basis, to the Company as are more fully described in Exhibit A attached hereto. Consultant shall also prepare and submit such further reports of performance and its progress as Company may reasonably request from time to time.

1.3 Consultant shall provide and make available to Company such resources as shall be necessary to perform the services called for by this Agreement.


1.3 Anything herein to the contrary notwithstanding, the parties hereby acknowledge and agree that Company shall have no right to control the manner, means, or method by which Consultant performs the services called for by this Agreement. Rather, Company shall be entitled only to direct Consultant with respect to the elements of the services to be performed by Consultant and the intended results Company desires to obtain

                                    ARTICLE 2


                                 AGREEMENT TERM


2.1 The term of Consultant's employment under this Agreement shall be for a period of five (5) years, commencing on January 1, 2008and ending on December 31, 2012, unless further extended or sooner terminated as hereinafter provided ("Term"). On December 31st, 2012 and on the last day of December 31st of each five year period thereafter, the Term shall be automatically extended for five (5) years. The last day of the Terms, as from time to time extended, is hereinafter referred to as the "Expiration Date." The Company or Executive may elect to terminate the automatic extension of the Term set forth in this section by giving written notice of such election at least 30 days prior to the Expiration Date. Upon the giving of such notice, Consultant's employment under this Agreement shall terminate on the Expiration Date (as last extended).


2.2 This Agreement may be terminated by either party upon 30 days' prior written notice, if the other party breaches any term hereof and the breaching party fails to cure such breach within the 10 day period; provided that, notwithstanding the foregoing, the cure period for any failure of Company to pay fees and charges due hereunder shall be 5 days from the date of receipt by Company of any notice of breach relating thereto.


2.3 Within 10 days of termination of this Agreement for any reason, Consultant shall submit to Company an itemized invoice expenses theretofore accrued under this Agreement. Company, upon payment of accrued amounts so invoiced, and the Termination Fees set forth in ss.
         3.2 below shall thereafter have no further liability or obligation to Consultant whatsoever for any further fees, expenses, or other payment.

                                    ARTICLE 3


                            COMPENSATION AND PAYMENT


3.1 In consideration of the services to be performed by Consultant, Company shall pay the Consultant the sum of $10,000.US per month, the first payment commencing on the 1st day of January 2007 and monthly thereafter during the term of this agreement.



3.2 As additional consideration for the services rendered and to be rendered hereunder the Company shall, upon the signing of the exclusive licensing agreement with Spreelast AG, issue 250,000 shares per quarter (1,000,000 annually) shares of its Common Stock, registered under Form S-8, to the Consultant, in order to insure his availability to the Company.



3.4 In addition to the foregoing, Company shall pay Consultant his actual out-of- pocket expenses THAT are reasonable and necessary for Consultant to incur in furtherance of its performance hereunder. Consultant agrees to provide Company with access to such original receipts, ledgers, and other records as may be reasonably appropriate for Company or its accountants to verify the amount and nature of any such expenses..



3.4 From time to time, during the term of this agreement, the Company may request that the Consultant assist the Company in procuring funding, in the form of equity and/or debt, for the Company. In such event, the Consultant shall be entitled to such additional compensation as may be agreed to, in writing, between the Company and the Consultant, prior to the rendition of such services.



3.5 In the event the Company fails, for any reason whatsoever, to announce its exclusive licensing agreement with Spreelast AG, this agreement shall be deemed terminated effective as of the date the transaction between Spreelast AG and the Company is deemed terminated. Upon completion, however, of the Exclusive Licensing Agreement with Spreelast AG, this agreement may only be terminated by the Company upon payment of an amount equal to 50% of the remaining payments due or to become due to Consultant under ss.3.1 hereunder

                                    ARTICLE 4


                            CONFIDENTIAL INFORMATION


4.1 Consultant acknowledges that in order to perform the services called for in this Agreement, it shall be necessary for Company and possible affiliates, to disclose to Consultant certain Trade Secret(s) that have been developed by Company and Terra at great expense and that have required considerable effort of skilled professionals. Consultant agrees that it shall not disclose, transfer, use, copy, or allow access to any such Trade Secrets to any employees or to any third parties, excepting those who have a need to know such Trade Secrets consistent with the requirements of this Agreement and who have undertaken an obligation of confidentiality and limitation of use. In no event shall Consultant disclose any such Trade Secrets to any competitors of Company.



4.2 As used herein, the term "Trade Secret(s)" shall mean any scientific or technical data, information, design, process, procedure, formula, or improvement that is commercially valuable to Company and not generally known in the industry. The obligations set forth in Article 4.1 as they pertain to Trade Secret(s) shall survive this Agreement and continue for so long as the material remains a Trade Secret(s).


                                    ARTICLE 5


                                AGREEMENT PRIVACY


5.1 For a period of 2 years from the date of termination of this Agreement, Consultant shall not disclose the nature of the effort undertaken for Company or the terms of this Agreement to any other person or entity, except as may be necessary to fulfill Consultant's obligations hereunder.



5.2 Consultant shall not at any time use Company's name or any Company trademark(s) or trade name(s) in any advertising or publicity without the prior written consent of Company.

                                    ARTICLE 6


                                 INDEMNIFICATION


6.1 Consultant hereby indemnities and agrees to hold harmless Company from and against any and all claims, demands, and actions, and any liabilities, damages, or expenses resulting there from, including court costs and reasonable attorney fees, arising out of or relating to the services performed by Consultant hereunder or the warranties made by Consultant. Consultant's obligations under this Article 8.1 shall survive the termination of this Agreement for any reason. Company agrees to give Consultant prompt notice of any such claim, demand, or action and shall, to the extent Company is not adversely affected, cooperate fully with Consultant in the defense and settlement thereof.


                                    ARTICLE 7


                                  MISCELLANEOUS


7.1 Consultant shall not assign, transfer, or subcontract this Agreement or any of its obligations hereunder without the prior written consent of Company; provided, however, that Consultant may assign its right to receive payments hereunder to such third parties as Consultant may designate upon advance written notice to Company of not less than 5 days.



7.2 This Agreement shall be governed and construed in all respects in accordance with the substantive laws of the State of Florida.



7.3 The parties are and shall be independent contractors to one another, and nothing herein shall be deemed to cause this Agreement to create an agency, partnership, or joint venture between the parties. Except as expressly provided in this Agreement, Company shall not be liable for any debts, accounts, obligations, or other liabilities whatsoever of Consultant, including (without limitation) Consultant's obligation to withhold Social Security and income taxes for itself or any of its employees.

7.4 All remedies available to either party for one or more breaches by the other party are and shall be deemed cumulative and may be exercised separately or concurrently without waiver of any other remedies. The failure of either party to act on a breach of this Agreement by the other shall not be deemed a waiver of such breach or a waiver of future breaches, unless such waiver shall be in writing and signed by the party against whom enforcement is sought.



7.5 All notices required or permitted hereunder shall be in writing addressed to the respective parties as set forth herein, unless another address shall have been designated, and shall be delivered by hand or by registered or certified mail, postage prepaid.



7.7 This Agreement constitutes the entire agreement of the parties hereto and supersedes all prior representations, proposals, discussions, and communications, whether oral or in writing. This Agreement may be modified only in writing and shall be enforceable in accordance with its terms when signed by the party sought to be bound.


         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives, on the date and year first above written.




                                               Magnum D'or Resources, Inc.



                                               By:
                                                  ______________________________

                                               Title:





                                                  ______________________________

                                                  Chad A. Curtis, as Consultant

EXHIBIT A



SERVICES TO BE RENDERED BY CONSULTANT






                  The Consultant in accordance with the Consulting Agreement, to which this Schedule A is made a part hereof, shall perform the following services on behalf of Magnum D'or Resources, Inc, and any subsidiaries thereof or affiliates:



5. The Consultant shall act as the Company's direct liaison with Shareholders, Brokerage firms and others generally interested in the securities of the Company. The Consultant shall assist the Company in the preparation of "investor packages", web-site updates and Company investor conference calls. In no way is this to be construed as investor "awareness" programs or promotion of the stock.


6. The Consultant will assist Management and other Company Consultants in the preparation of presentations or financial data necessary to obtain additional funding that may be required to execute the Company's business plan. In furtherance with those efforts, the Consultant will assist Management in the preparation of such documents and other informational data as shall reasonable be required by potential investors or lenders.


7. It is the Company's intention to expand the business of the Company and its subsidiaries by either opening Company Plants in the United States and Canada or sub- licensing third parties to do so. The Consultant, when requested, shall not only solicit potential sub- licensees but will assist the Company, to the extent reasonably requested by the Company, in locating areas in which to build plants, meeting with State and local authorities in connection with such efforts and performing such additional services as may be reasonably requested in connection therewith.


8. The Consultant shall perform such other lawful and reasonable services as, from time to time, may be requested by the Company.